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                                                                   EXHIBIT 10.14

                            AMENDMENT NO. 2 TO THE
                      GENUINE PARTS COMPANY PENSION PLAN


         This Amendment to the Genuine Parts Company Pension Plan is adopted by Genuine Parts Company (the "Company") through action of the Pension Committee, effective as of the date set forth herein.

                             W I T N E S S E T H:

         WHEREAS, the Company maintains the Genuine Parts Company Pension Plan (the "Plan"), as amended and restated effective January 1, 1989, and such Plan is currently in effect; and

         WHEREAS, under Section 8.06(c), the Pension Committee has the authority to amend the Plan to comply with changes in law and to make other amendments that do not materially increase the costs associated with the Plan; and

         WHEREAS, the Company wishes to use a look back year for purposes of determining highly compensated employees; and

         WHEREAS, the employees of M&B, Inc. (Lesker Office Furniture) (the "Predecessor Employer") received distributions of their accrued benefit under the Predecessor Employer's retirement plan, and the Company intended for M&B, Inc. (Lesker Office Furniture) employees to receive service credit under this Plan for vesting purposes only; and

         WHEREAS, the Company wishes to correct a typographical error under Schedule B of the Plan regarding the proper service crediting for M&B, Inc. (Lesker Office Furniture) employees; and

         NOW, THEREFORE, BE IT RESOLVED that the Plan is hereby amended as follows:

                                      1.

         Section 14.02 is deleted in its entirety, and a new Section 14.02 is substituted in lieu thereof, as follows:

         "14.02  Highly Compensated Employees.

                 (a) Look-Back Year. An Employee is a Highly Compensated Employee if during a Look Back Year the Employee:

                          (1)     is a 5 Percent Owner;

                          (2)     receives Compensation in excess of $75,000;




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                          (3)     receives Compensation in excess of $50,000
                                  and is a member of the Top Paid Group; or

                          (4)     is an Includable Officer.

                          The dollar amounts described above shall be increased annually as provided in Code Section 414(q)(1).

                 (b) Determination Year. An Employee is a Highly Compensated Employee if during a Determination Year the Employee:

                          (1)     is a 5 Percent Owner; or

                          (2) is one of the 100 Employees who receives the most Compensation from the Employer during the Determination Year and during the Determination Year (A) receives Compensation in excess of $75,000; (B) receives Compensation in excess of $50,000 and is a member of the Top Paid Group; or (C) is an Includable Officer.

                          The dollar amounts described above shall be increased annually as provided in Code Section 414(q)(1).

                 (c)      Election to Use Simplified Method.

                          (1) If elected by the Committee (which election may change from year to year), an Employee's status as a Highly Compensated Employee shall be determined pursuant to the simplified method described in Code Section 401(q)(12).

                          (2) If the Committee elects to use the simplified method for the Look Back Year, an Employee's status during the Look Back Year shall be determined by substituting "$50,000" for "$75,000" in subsection (a)(2) and by ignoring the provisions of subsection (a)(3).

                          (3) If the Committee elects to use the simplified method for the Determination Year, an Employee's status for the Determination Year shall be determined by substituting "$50,000" for "$75,000" in subsection (b)(2)(A) and by ignoring the provisions of subsection
                                  (b)(2)(B).

                          (4) The Committee may make separate elections for both Look Back Year and for the Determination Year.





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                          (5)     The simplified method may not be elected for
                                  a given year unless (i) at all times during such year the Employer maintained significant business activities and employed Employees in at least two significantly separate geographic areas and (ii) the Employer satisfies all other conditions prescribed by the Secretary of the Treasury or his delegate as a prerequisite for electing the simplified method."

                                      2.

         Schedule B is amended to delete Section II, Item 7 only.

                                      3.

         Schedule B is amended to add the following to Section III:

         "              Name                                   Employment Date
                        ----                                   ---------------

         M&B, Inc. (Lesker Office Furniture)                   November 1, 1993"

                                      4.

         The Amendment set forth in Paragraph 1 shall be effective January 1, 1995. The Amendment set forth in Paragraphs 2 and 3 shall be effective on January 1, 1989. Except as amended herein, the Plan shall remain in full force and effect.

         IN WITNESS WHEREOF, Genuine Parts Company, acting through the Pension Committee, has caused this Amendment to the Plan to be executed on the date shown below, but effective as of the dates indicated above.

                                        PENSION COMMITTEE TO THE
                                        GENUINE PARTS COMPANY
                                        PENSION PLAN

                                        By: /s/ George W. Kalafut
                                           -----------------------------
                                        Date: September 28, 1995
                                             ---------------------------

Attest: /s/ Frank M. Howard
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